UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 6, 2019
Date of Report
(Date of earliest event reported)
WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosures
On May 1, 2019, WSFS Financial Corporation (the "Registrant") announced that Rodger Levenson, President and Chief Executive Officer of the Registrant, and Dominic C. Canuso, Chief Financial Officer of the Registrant, will be host one-on-one meetings with analysts and investors at the 21st Annual Financial Institutions Conference hosted by D.A. Davidson in Denver, Colorado, from May 6 to May 8, 2019.
A copy of the press release is attached as Exhibit 99.1 and a copy of the presentation materials is attached as Exhibit 99.2 and each are incorporated herein by reference. This information (including Exhibits 99.1 and 99.2) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01 Exhibits
Exhibit 99.1 - Press Release dated May 1, 2019
Exhibit 99.2 - Presentation materials for D.A. Davidson 21st Annual Financial Institutions Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	May 6, 2019	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer